Exhibit 10.18(c)

FIRST AMENDMENT AND CONSENT TO FINANCING AGREEMENT
This First Amendment and Consent to Financing Agreement (this “Agreement”), dated as of October 18, 2021, is made by and between SE ARAGORN, LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), MUFG BANK, LTD., in its capacity as Administrative Agent (the “Administrative Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, in its capacities as Collateral Agent for the Secured Parties (the “Collateral Agent”) and Depositary, and the Lenders party hereto.
WHEREAS, reference is made to (i) the Financing Agreement, dated as of November 16, 2020, among the Borrower, the Administrative Agent, the Lenders party thereto or who subsequently become party thereto pursuant to the terms thereof and each other Person that may become party thereto from time to time (as amended, modified and supplemented and in effect from time to time, the “Financing Agreement”); (ii) the Depositary Agreement, dated as of November 16, 2020, among the Borrower, the Administrative Agent, the Collateral Agent and the Depositary (the “Depositary Agreement”); (iii) the Security Agreement, dated as of November 16, 2020, among the Borrower and the Collateral Agent (the “Borrower Security Agreement”); (iv) the Consent and Agreement, dated as of November 16, 2020, among the Borrower, EMJ Corporation (the “EPC Guarantor”) and the Collateral Agent (the “EPC Guarantor Consent”) and (v) the Limited Waiver to Financing Agreement, dated as of April 30, 2021, among Borrower, the Administrative Agent and the Lenders party thereto (the “Audit Waiver”);
WHEREAS, the EPC Contractor has experienced a budget overrun on the construction of the Project and the Sponsor and Oaktree Power Opportunities Fund V (Delaware) Holdings, L.P. (“Oaktree”) have agreed to address cash flow shortages associated with such budget overrun through an agreement to make additional capital available for the construction of the Project pursuant to commitment letters entered into by Oaktree (such letter, the “Oaktree Commitment Letter”) and the Sponsor (such letter, the “Sponsor Commitment Letter” and, together with the Oaktree Commitment Letter, the “Commitment Letters”);
WHEREAS; in connection with arrangements to address the budget overrun on the Project, the Borrower wishes to (i) become a beneficiary under a revised version of the Oaktree Commitment Letter in a form reasonably acceptable to the Administrative Agent (the “Revised Oaktree Commitment Letter”) and an escrow agreement for funding contributed by the Sponsor (the “Escrow Agreement”); (ii) (A) enter into a change order with respect to the EPC Contract in a form reasonably acceptable to the Administrative Agent (the “Change Order”), (B) allow SE Big Five Borrower, LLC to enter into a consent to the Note Purchase Agreement in a form reasonably acceptable to the Administrative Agent (the “NPA Consent”), (C) allow SE Titan & Aragorn Member B, LLC to enter into an amendment to, and consent in respect of, the Term LC Facility Agreement (the “Term LC Amendment”), (D) allow SE Titan & Aragorn Member B, LLC to enter into an amendment to, and consent in respect of, the Tax Equity Documents substantially in the form attached as Exhibit A hereto (the “Tax Equity Amendment”), (E) enter into an amendment to the Power Purchase Agreement in a form attached hereto as Exhibit B (the “PPA Amendment”) and (F) enter into an EPC contractor parent guarantee with SEC Holdings Group, LLC (“SEC”), in form and substance reasonably satisfactory to the Administrative Agent (the “SEC EPC Guaranty”) and a Construction Consent related thereto, in form and substance reasonably satisfactory to the Administrative Agent (the “SEC EPC Guaranty Construction Consent” and, together with the Change Order, the NPA Consent, the Term LC Amendment, the Tax Equity Amendment, the PPA Amendment and the SEC EPC Guaranty, the “MPD Amendments and Consents”); (iii) extend the Loan Maturity Date to January 31, 2022 (the “Maturity Date Extension”); (iv) replace references in the Financing Agreement to the EPC Guarantor with references to Oaktree as the EPC Capital Provider and provide for a release of the EPC Parent Guarantee, the Lenders’ collateral in respect thereof and proceeds thereof (including for the purposes of the EPC Guarantor Consent and Borrower Security Agreement) (the “EPC Parent Guarantee Amendments and Consents”); and (v) update the Schedule and Budget in a form reasonably acceptable to the Administrative Agent (the “Schedule and Budget Update” and, together with the Revised Oaktree Commitment Letter, Escrow Agreement, MPD Amendments and Consents, Maturity Date Extension, and EPC Parent Guarantee Amendments and Consents, the “Oaktree Consents”);
WHEREAS, the Borrower wishes to extend the deadline of the waiver provided under Section 2 of the Audit Waiver from August 31, 2021 to October 15, 2021 and provide for an additional 5 Business Day cure period to such date within which the applicable financial statements may be delivered and the waivers under the Audit Waiver shall be maintained and made permanent upon such delivery, and (ii) with respect to the quarterly periods ending March 31, 2021 and June 30, 2021, waive the requirement for the Borrower to deliver the unaudited financial statements of the Borrower and accompanying certificates pursuant to Sections 5.4(a) and (c) of the Financing Agreement until October 15, 2021, and provide for an additional 5 Business Day cure period to such date within which the applicable financial statements may be delivered and the waiver shall be maintained and made permanent upon such delivery (the grant of the extension and cure periods in the foregoing clauses (i) and (ii), the “Audit Extension”);
WHEREAS, the Borrower wishes to (i) reduce the commitment amount under the Term LC Facility Agreement by reducing commitments in respect of the Aragorn PPA letter of credit from $27,000,000 to $22,500,000 (such reduction to terminate commitments that are made redundant by the PPA Amendment and unnecessary to finance the existing PPA Letter of Credit) pursuant to a document (in form and substance reasonably satisfactory to the Administrative Agent) to be entered into after the date hereof and (ii) allow SE Titan & Aragorn Member B, LLC to enter into an amendment to the Tax Equity Documents, in form and substance reasonably satisfactory to the Administrative Agent, to increase the cap on the Equity Investor’s commitments thereunder (such increase to allow additional funding by the Equity Investor) (the foregoing clauses (i) and (ii), the “Subsequent Agreements”);
WHEREAS, the Borrower has requested that the Lenders party hereto consent to the Oaktree Consents and the Audit Extension on the terms and conditions set forth herein.
2

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Definitions. All capitalized terms used, but not otherwise defined, herein, including in the introductory and recital paragraphs above, shall have the meanings assigned thereto, directly or by reference, in Exhibit A to the Financing Agreement. The rules of interpretation contained in Exhibit A of the Financing Agreement shall apply to this Agreement as if set forth in this Agreement.
SECTION 2.    Amendments to Financing Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 below, the parties hereto hereby agree to amend:
(a)Exhibit A of the Financing Agreement by adding the following new defined term: “EPC Capital Provider” means Oaktree Power Opportunities Fund V (Delaware) Holdings, L.P.;
(b)Exhibit A of the Financing Agreement by adding the following new defined term: “Oaktree Commitment Letter” means that certain letter entitled “Re: Note and Direct Costs Financing Commitment”, dated as of October 18, 2021, by the EPC Capital Provider and for the benefit of Sponsor, the Borrower, the Collateral Agent, the Titan Borrower and the “Collateral Agent” as defined in the Titan Financing Agreement;
(c)Exhibit A of the Financing Agreement by adding the following new defined term: “Escrow Agreement” means that certain escrow agreement, dated as of October 18, 2021, between the Sponsor, the Borrower, the EPC Capital Provider, and the Collateral Agent;
(d)Exhibit A of the Financing Agreement by adding the following new defined term: “SEC” means SEC Holdings Group, LLC, a Delaware limited liability company;
(e)Exhibit A of the Financing Agreement by adding the following new defined term: “SEC EPC Guaranty” means that certain Contractor Parent Guarantee, dated as of October 18, 2021, by and between SEC and the Borrower;
(f)the definition “Key Project Participant” in Exhibit A of the Financing Agreement by replacing the reference to “(c) the EPC Guarantor,” with “(c)(i) the EPC Capital Provider (until such time as its commitments have been fully funded pursuant to the Oaktree Commitment Letter) and (ii) SEC”;
(g)the definition “Loan Maturity Date” in Exhibit A of the Financing Agreement by replacing “November 1, 2021” with “January 31, 2022”;
3

(h)the definition “Management Services Agreement” in Exhibit A of the Financing Agreement by replacing “to be entered into on the Initial Funding Date” with “dated as of March 12, 2021”;
(i)Section 2.12(c) of the Financing Agreement to remove the reference to a consent to collateral assignment of the EPC Parent Guarantee under sub-clause (vi) thereof as being a Construction Consent and to add reference to a Construction Consent for the SEC EPC Guaranty;
(j)Section 5.4(d) of the Financing Agreement by replacing the reference to “EPC Guarantor,” with “EPC Capital Provider and SEC,”;
(k)Section 6.6 of the Financing Agreement is hereby amended by replacing “other than pursuant to” with “, other than pursuant to (w) payments or other distributions with the EPC Guaranty Collateral (as defined in the Borrower Security Agreement),”;
(l)Section 6.8 of the Financing Agreement is hereby amended by deleting the word “or” immediately prior to reference to clause (d) and by adding the following clause (e) immediately thereafter “, or (e) transactions with respect to the EPC Guaranty Collateral (as defined in the Borrower Security Agreement)”;
(m)Section 7.1(e) of the Financing Agreement by replacing each of the references to “EPC Guarantor” with “EPC Capital Provider and SEC”;
(n)Section 7.1(f)(iii) of the Financing Agreement by replacing each of the references to “EPC Guarantor” with “EPC Capital Provider and SEC”; and
(o)Section 9.5 of the Financing Agreement by adding “, Escrow Agreement” immediately following “account control agreement” in the second paragraph thereof.
SECTION 3.    Amendments and Waivers to Collateral Documents.
(a)    Subject to the satisfaction of the conditions precedent specified in Section 5 below, the Borrower and the Collateral Agent (acting on the instructions of the Lenders hereunder) hereby agree to amend the Borrower Security Agreement:
(i)    by adding the following definitions in the correct alphabetical order:
“EPC Guaranty Collateral” shall mean the EPC Parent Guarantee and all amounts payable to the Borrower thereunder, and all Proceeds and products in whatever form of all or any part of the foregoing, including all rents, profits, income and benefits and all causes of action, claims, proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the
4

foregoing (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the foregoing, provided that the EPC Guaranty Collateral shall not include the SEC EPC Guaranty or any rights or payments related thereto.
“SEC EPC Guaranty” means that certain Contractor Parent Guarantee, dated as of October 18, 2021, by and between SEC Holdings Group, LLC, a Delaware limited liability company, and the Borrower.
(ii)    by amending the definition of “Excluded Property” by deleting the word “and” immediately prior to reference to clause (f) and by adding the following clause (g) immediately thereafter “, and (g) the EPC Guaranty Collateral.”;
(iii)    by amending and restating Section 2.01(i) as follows:
“all Material Project Documents to which the Borrower is a party and all other contracts, agreements, leases, surety bonds, and other similar instruments related to the Project, including the Oaktree Commitment Letter, the Escrow Agreement, the SEC EPC Guaranty, and all amounts payable to the Borrower under any such document (collectively, the “Assigned Agreements”).
(b)    Subject to the satisfaction of the conditions precedent specified in Section 5 below, the Collateral Agent (acting on the instructions of the Lenders hereunder) hereby acknowledges and agrees that the reference to “amounts distributed to a HoldCo or an Affiliate thereof in accordance with the Financing Documents” in the definition of “Excluded Property” of each Security Document shall include distributions of any “EPC Guaranty Collateral” (as contemplated in Section 6.6 of the Financing Agreement after giving effect to the amendments hereunder).
SECTION 4.    Consent and Approval. Subject to the satisfaction of the conditions precedent specified in Section 5 below, the parties hereto, hereby consent and agree:
(a)to the execution, delivery and performance of the Revised Oaktree Commitment Letter, the Escrow Agreement and MPD Amendments and Consents;
(b)that the Schedule and Budget delivered pursuant to Section 5(c) hereof shall be the updated “Schedule and Budget” for all purposes under the Financing Agreement;
(c)to the Audit Extension and that the audit period for the Sponsor under its financial statements required to be delivered by October 15, 2021 shall be April 1, 2020 through December 31, 2020;
(d)to any release of, and settlement of all claims under, the EPC Parent Guarantee as determined by the Borrower in its discretion;
5

(e)to the execution, delivery and performance of the Subsequent Agreements; and
(f)the Lenders also agree that all amounts contributed to the Borrower directly or indirectly by the Sponsor for funding of the Escrow Agreement or the payment of costs pursuant to the EPC Contract and the Change Order (the “Contributed Cash”) will be solely applied towards the payment of costs pursuant to the EPC Contract and the Change Order and no Secured Party will have any ability, regardless of whether an Event of Default or other event shall have occurred and be continuing, to apply all or any portion of the Contributed Cash to satisfy or otherwise discharge any of the Obligations, such Contributed Cash being utilizable solely for the payment of costs pursuant to the EPC Contract and the Change Order. Section 3.1(a)(iii) of the Depositary Agreement shall be waived to the extent it requires the Contributed Cash to be applied to the Disbursement Account rather than for direct payment of such costs.
SECTION 5.    Conditions Precedent. This Agreement shall become effective upon delivery to the Administrative Agent of:
(a)executed versions of the Revised Oaktree Commitment Letter and the Escrow Agreement that shall include the Borrower and Collateral Agent as beneficiaries thereof;
(b)evidence reasonably acceptable to the Administrative Agent that Oaktree has contributed $55,000,000 to Signal (under and as defined in the Revised Oaktree Commitment Letter);
(c)duly executed and, in respect of the transactions related to the Project, effective versions of the MPD Amendments and Consents;
(d)a Schedule and Budget updated to demonstrate the anticipated budget overrun, sources of capital available to cover such budget overrun and the anticipated schedule impact associated therewith in form and substance reasonably satisfactory to the Administrative Agent;
(e)executed counterparts of this Agreement from each party hereto by the Borrower, the Administrative Agent, the Collateral Agent and each Lender; and
(f)evidence reasonably acceptable to the Administrative Agent that all amounts required to be funded under the Escrow Agreement have been funded pursuant to the terms thereof.
6

SECTION 6.    Miscellaneous.
6.01    Limited Amendment and Consent. Except as expressly provided herein, (i) each Financing Document is and shall remain unchanged and in full force and effect and (ii) nothing contained in this Agreement shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Agreement.
6.02    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
6.03    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract and any party to this Agreement may execute this Agreement by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart. The delivery of an executed counterpart of a signature page of this Agreement by electronic means, including by facsimile or by “.pdf” attachment to email, shall be effective as valid delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, Lenders and the Agents and their respective successors and permitted assigns.
6.05    Financing Document. This Agreement shall be a Financing Document for purposes of the Financing Agreement.
6.06    Agent Instructions. The Lenders and the Administrative Agent (on instruction by the Lenders) hereby direct the Collateral Agent and the Depositary to execute and deliver this Agreement and direct the Collateral Agent to enter into (i) the SEC EPC Guaranty Construction Consent in the form attached hereto as Exhibit C and (ii) the Escrow Agreement.
6.07    Further Assurances. The Lenders and the Administrative Agent (on instruction by the Lenders) hereby direct the Collateral Agent to execute and deliver any and all further instruments and documents and take such further action as the Borrower may at any time and from time to time reasonably request in writing to effectuate, evidence or reflect of public record and the release of the security interests and liens referred to in this Agreement in respect of the EPC Guaranty Collateral (as defined in the Borrower Security Agreement after giving effect to the amendments hereunder), including such actions as may be requested by the Borrower in respect of consents under or the release or termination of the consent to collateral assignment in respect of the EPC Parent Guarantee.
[Signature Pages Follow]
7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers, representatives or authorized persons as of the day and year first above written.

SE ARAGORN, LLC, as the Borrower

By: /s/ Abhijeet Sathe
Name: Abhijeet Sathe
Title: Manager
[Signature Page to Amendment and Consent to Financing Agreement]

MUFG BANK, LTD., as Administrative Agent

By /s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory
[Signature Page to Amendment and Consent to Financing Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By /s/ James Briggs
Name:	James Briggs
Title:	Vice President

/s/ Randy Kahn
Randy Kahn
Vice President
[Signature Page to Amendment and Consent to Financing Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Depositary and Securities Intermediary

By /s/ James Briggs
Name: James Briggs
Title: Vice President

/s/ Randy Kahn
Randy Kahn

Vice President
[Signature Page to Amendment and Consent to Financing Agreement]

MUFG UNION BANK, N.A., as Lender

By /s/ Tufan Demir
Name:	Tufan Demir
Title:	Vice President
[Signature Page to Amendment and Consent to Financing Agreement]

COBANK, ACB, as Lender and Issuing Bank

By /s/ Chris J. Schneider
Name:	Chris J. Schneider
Title:	Vice President
[Signature Page to Amendment and Consent to Financing Agreement]

SOCIÉTÉ GÉNÉRALE, as Lender

By /s/ Roberto Simon
Name:	Roberto Simon
Title:	Managing Director
[Signature Page to Amendment and Consent to Financing Agreement]

By

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
Andrew Kjoller

By /s/ Andrew Kjoller
Name:
Title:

By /s/ Mark Gurfinkel
Name:
Title:
[Signature Page to Amendment and Consent to Financing Agreement]

Name: Chris J. Schneider

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender

By /s/ Hemani Jadhav
Name:	Hemani Jadhav
Title:	ED

By /s/ Joshua Dale
Name:	Joshua Dale
Title:	Managing Director
[Signature Page to Amendment and Consent to Financing Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By /s/ Juan Kreutz
Name:	Juan Kreutz
Title:	Managing Director
[Signature Page to Amendment and Consent to Financing Agreement]

ING CAPITAL LLC, as Lender

By /s/ Thomas Cantello
Name:	Thomas Centello
Title:	Managing Director

By /s/ Scott Hancock
Name:	Scott Hancock
Title:	Managing Director
[Signature Page to Amendment and Consent to Financing Agreement]

Exhibit A
Tax Equity Amendment
[See attached]
Exhibit A

AMENDMENT AND CONSENT
TO
EQUITY CAPITAL CONTRIBUTION AGREEMENT,
LIMITED LIABILITY COMPANY AGREEMENT
AND
MEMBERSHIP INTEREST PURCHASE AGREEMENTS
This Amendment and Consent to Equity Capital Contribution Agreement and Limited Liability Company Agreement and Membership Interest Purchase Agreements (this “Consent”), dated as of October 18, 2021, is made by and among SE Titan & Aragorn TE Holdco, LLC, a Delaware limited liability company (the “Company”), SE Titan & Aragorn Member B, LLC, a Delaware limited liability company (the “Class B Equity Investor”), BofA Securities, Inc., a Delaware corporation (the “Initial Class A Equity Investor”), BAL Investment & Advisory, Inc., a Delaware corporation (“BALIA” and, together with the Initial Class A Equity Investor, “BofA”), SE Aragorn Construction Holdco, LLC, a Delaware limited liability company (the “Aragorn MIPA Seller”) and SE Titan Construction Holdco, LLC, a Delaware limited liability company (the “Titan MIPA Seller”). All capitalized terms used, but not otherwise defined, herein shall have the meanings assigned thereto, directly or by reference, in the ECCA (as defined below).
WHEREAS, the Company, the Class B Equity Investor and the Initial Class A Equity Investor are party to that certain Equity Capital Contribution Agreement, dated as of November 16, 2020 (the “ECCA”);
WHEREAS, the Class B Equity Investor and BALIA (as assignee of the Initial Class A Equity Investor) are party to that certain Limited Liability Company Agreement of the Company, dated as of March 12, 2021 (the “LLCA”);
WHEREAS, the Company and the Aragorn MIPA Seller are party to that certain Membership Interest Purchase and Sale Agreement, dated as of November 16, 2020 (the “Aragorn MIPA”);
WHEREAS, the Company and the Titan MIPA Seller are party to that certain Membership Interest Purchase and Sale Agreement, dated as of November 16, 2020 (the “Titan MIPA”);
WHEREAS, the Initial Class A Equity Investor, the Company and the Class B Equity Investor wish to amend the ECCA to amend Progress Conditions with respect to the Aragorn Project;
WHEREAS, the EPC Contractor has experienced a budget overrun on the construction of the Projects and the Sponsor and Oaktree Power Opportunities Fund V (Delaware) Holdings, L.P. (“Oaktree”) have agreed to address cash flow shortages associated with such budget overrun through an agreement to make additional capital available for the construction of the Projects pursuant to commitment letters entered into by Oaktree (such letter, the “Oaktree Commitment Letter”) and the Sponsor (such letter, the “Sponsor Commitment Letter” and, together with the Oaktree Commitment Letter, the “Commitment Letters”);
WHEREAS; in connection with arrangements to address such budget overrun on the Projects (such arrangements, the “EPC Transaction”), the Aragorn Project Company wishes to (i) become a beneficiary under a revised version of the Oaktree Commitment Letter (the “Revised Oaktree Commitment Letter”) and become a beneficiary under an escrow agreement for funding contributed by the Sponsor (the “Aragorn Escrow Agreement”), which shall replace the Sponsor Commitment Letter; and (ii) (A) enter into a change order, including with respect to the settlement of force majeure and related claims, with respect to its EPC Contract (the “Aragorn Change Order”), (B) have SE Big Five Borrower, LLC enter into an amendment and consent to the Note Purchase Agreement (as defined in the Construction Financing Documents) (the “NPA Consent”), (C) enter into an amendment and consent to its Construction Financing Documents (the “Aragorn Construction Loan Amendment and Consent”), (D) enter into an amendment to its Power Purchase Agreement (the “Aragorn PPA Amendment”), (E) enter into the contractor parent guarantee with SEC Holdings Group, LLC in replacement of the Aragorn EMJ Guarantee (defined below) (the “New Aragorn EPC Guarantee”), and (F) become a beneficiary under the applicable Surety Bond (defined below) (such Surety Bond, together with the Aragorn Change Order, the NPA Consent, the Revised Oaktree Commitment Letter, the Aragorn Escrow Agreement, the Aragorn Construction Loan Amendment and Consent and the Aragorn PPA Amendment, the “Aragorn Principal Operative Document Amendments and Consents”);
WHEREAS, in connection with the EPC Transaction, the Titan Project Company wishes to (i) become a beneficiary under the Revised Oaktree Commitment Letter and an escrow agreement for funding contributed by the Sponsor (the “Titan Escrow Agreement”, together with the Aragorn Escrow Agreement, the “Escrow Agreements” and each, an “Escrow Agreement”) and (ii) (A) enter into a change order, including with respect to the settlement of force majeure and related claims, with respect to its EPC Contract (the “Titan Change Order”), (B) have SE Big Five Borrower, LLC enter into the NPA Consent and (C) enter into an amendment and consent to its Construction Financing Documents (the “Titan Construction Loan Amendment and Consent”), (D) enter into the contractor parent guarantee with SEC Holdings Group, LLC in replacement of the Titan EMJ Guarantee (defined below) (the “New Titan EPC Guarantee”), and (E) become a beneficiary under the applicable Surety Bond (defined below) (such Surety Bond, together with the Titan Change Order, the NPA Consent, the Revised Commitment Letter, the Titan Escrow Agreement and the Titan Construction Loan Amendment and Consent, the “Titan Principal Operative Document Amendments and Consents” and, together with the Aragorn Principal Operative Document Amendments and Consents, the “Principal Operative Document Amendments and Consents”);
WHEREAS, (i) the Aragorn Project Company is party to that certain Parent Guarantee, dated as of December 19, 2018, with EMJ Corporation (the “Aragorn EMJ Guarantee”) and (ii) the Titan Project Company is party to that certain Parent Guarantee, dated as of December 19, 2018, with EMJ Corporation (the “Titan EMJ Guarantee” and, together with the Aragorn EMJ Guarantee, the “EMJ Guarantees”);

WHEREAS, in connection with the EPC Transaction, the Company, the Aragorn MIPA Seller, the Titan MIPA Seller and the Class B Equity Investor wish to remove references in the ECCA, the LLCA, the Aragorn MIPA and the Titan MIPA to the EMJ Guarantees as Major Project Contracts and Principal Operative Documents and any obligations or restrictions in respect of the EMJ Guarantees, including any obligation on the part of the applicable Project Company, the Company or the Manager to enforce on the EMJ Guarantees or pursue any recoveries thereunder (the “EPC Guarantee Amendments and Consents”) and to have surety bonds, substantially in the form attached hereto as Exhibit A or otherwise in form and substance reasonably acceptable to BofA, issued prior to or on the applicable Project’s Substantial Completion Contribution Date (the “Surety Bonds”);
WHEREAS, in connection with the EPC Transaction, to the extent required, the Class B Equity Investor wishes to have BofA waive, solely with respect to the EPC Contracts and the EPC Contractor’s existing budget overrun on the construction of the Projects, the conditions precedent set forth in Sections 5.02(q)(iii), 5.02(d), 5.03(d) and 5.03(ff)(iii) of the ECCA;
WHEREAS, in connection with the EPC Transaction, the Class B Equity Investor wishes to have BofA waive, solely with respect to the Specified Liens (defined below), the condition precedent set forth in Section 5.02(l) of the ECCA;
WHEREAS, pursuant to Section 5.05(a) of the ECCA, prior to the Mechanical Completion Capital Contribution Date with respect to the Aragorn Project, the Class B Equity Investor shall not permit the Aragorn Project Company to (i) amend any Principal Operative Document or (ii) consent to any action by the EPC Contractor under the EPC Contract, release or waive any rights or obligations of the EPC Contractor under the EPC Contract, or assign, amend, supplement or modify the EPC Contract (including through change orders), in each case without the prior consent of the Initial Class A Equity Investor if such action would constitute a Major Decision under the LLC Agreement;
WHEREAS, pursuant to subsection (m) of the definition of “Fundamental Action” in the LLCA, Encumbering the assets or rights of the Company or a Project Company is, subject to certain exceptions, a Fundamental Action;
WHEREAS, pursuant to (i) Section 6.04(a)(xv) of the LLCA, the entry into any replacement of a Principal Operative Document or the amendment of any Principal Operative Document (other than the EPC Contracts) is, in each case, subject to certain exceptions, a Major Decision and (ii) Section 6.04(a)(xiv) of the LLCA, the amendment of an EPC Contract, including through change orders) is, subject to certain exceptions, a Major Decision;
WHEREAS, pursuant to Section 6.04(a)(iii) of the LLCA, subject to certain exceptions, the settlement of a claim of the Company or a Project Company is a Major Decision; and
WHEREAS, pursuant to Section 4.02 of the LLCA, if the Class B Equity Investor determines that additional funds are required to enable the Company to cause its or a Project

Company’s assets to be properly operated and maintained, the Class B Equity Investor may make additional Capital Contributions (as defined therein) to the Company, the proceeds of which shall be contributed by the Company to the applicable Project Company.
SECTION 1. Consent and Approval. Subject to the satisfaction of the applicable conditions precedent specified in Section 6 below, BofA and the Company (as applicable) hereby:
(a)consent to the EPC Guarantee Amendments and Consents and acknowledge and agree that (i) none of the Project Company, the Company nor the Manager shall have any duty or obligation to enforce on the EMJ Guarantees or pursue any recoveries thereunder, (ii) notwithstanding anything else to the contrary contained in the ECCA, the LLCA, the Titan MIPA or the Aragorn MIPA, the EMJ Guarantees are not, and shall not in any event be deemed to be, a Major Project Contract or a Principal Operative Document, (iii) no default or failure to perform under that certain Contractor Parent Guarantee, dated December 19, 2018, by EMJ Corporation to SE Aragorn, LLC or that certain Contractor Parent Guarantee, dated December 19, 2018, by EMJ Corporation to SE Titan, LLC, or otherwise any default or failure to perform by or in respect of EMJ Corporation, shall result in a breach, failure of a representation or warranty or funding or purchase condition under the ECCA, LLCA, Aragorn MIPA or Titan MIPA and (iv) any claim under either EMJ Guarantee may be settled, each EMJ Guarantee may be permanently terminated and EMJ Corporation may be permanently released from all of its obligations thereunder in the sole discretion of the Managing Member, in each case without any further consent of BofA;
(b)waive, solely with respect to the liens set forth on Schedule 1 hereto (“Specified Liens”), the condition precedent set forth in Section 5.02(l) of the ECCA;
(c)(i) consent to the execution, delivery and performance by the Aragorn Project Company of the Aragorn Principal Operative Document Amendments and Consents and the agreements and instruments expressly contemplated thereby, (ii) consent to the settlement of force majeure and related claims and the compromise in respect of delay liquidated damages, in each case as set forth in the Aragorn Change Order and (iii) acknowledge and agree that notwithstanding the Aragorn PPA Amendment, the SC Funding Deadline under the ECCA with respect to the Aragorn Project shall be extended to March 17, 2022;
(d)consent to (i) the execution, delivery and performance by the Titan Project Company of the Titan Principal Operative Document Amendments and Consents and the agreements and instruments expressly contemplated thereby and (ii) the settlement of force majeure and related claims and the compromise in respect of delay liquidated damages, in each case as set forth in the Titan Change Order;
(e)waive, solely with respect to the EPC Contracts and the EPC Contractor’s existing budget overrun on the construction of the Projects as set forth herein and as addressed by the EPC Transaction, the conditions precedent set forth in Sections 5.02(q)(iii), 5.02(d), 5.03(d) and 5.03(ff)(iii) of the ECCA;
(f)consent to the EPC Transaction; and
(g)acknowledge and agree that equity contributions to the Company in accordance with the Escrow Agreements are made for the purposes of the applicable Project Company in accordance with the Escrow Agreements and Section 4.02 of LLCA and such equity contributions shall be utilized for the purposes contemplated in the Escrow Agreements.
SECTION 2. ECCA Amendments. In consideration of the premises and the mutual undertakings contained herein, the Class B Equity Investor and the Initial Class A Equity Investor agree to and hereby amend the ECCA as follows:
(a)    Section 1.01 of the ECCA is hereby amended as follows:
(i)The definition of “Aragorn Circuit Progress Condition” is hereby amended and restated in its entirety as follows:
““Aragorn Circuit Progress Condition” means the satisfaction of each of the five (5) Progress Conditions set forth on Part III of Annex 14 as evidenced by delivery to the Initial Class A Equity Investor of (i) a copy of the Circuit Mechanical Completion Certificate (as defined in the EPC Contract for the Aragorn Project) with respect to the first four (4) Circuits to reach Circuit Mechanical Completion for the Aragorn Project, (ii) a certificate of the Independent Engineer (based on its independent review and confirmation that such Progress Conditions have been satisfied) and (iii) a certificate from the Class B Equity Investor confirming that such Progress Conditions have been satisfied.”
(ii)The following definition is hereby added in alphabetical order:
“EPC Surety Bond” means a surety bond issued by XL Specialty Insurance Company, an affiliate thereof or another entity reasonably acceptable to BofA, in favor of the Applicable Project Company and the Initial Class A Equity Investor as a “co-Obligee”, supporting the warranty obligations of the EPC Contractor with respect to such Project in the penal sum of no less than five-percent (5%) of the “Contract Price” pursuant to and as defined in the Applicable

Project’s EPC Contract, which as of the date hereof is expected to be (x) $6,465,997 for the surety bond issued in favor of the Aragorn Project Company and (y) $9,116,217 for the surety bond issued in favor of the Titan Project Company.”
(iii)The definition of “Major Project Contracts” is hereby amended by adding the words “or surety bonds” after the word “guarantees” in section (n) thereof.
(iv)The definition of “Progress Condition” is hereby amended and restated in its entirety as follows:
““Progress Condition” means each of the conditions set forth in Part I through Part III of Annex 14.”
(b)    The following is hereby added as a new Section 2.02(d) to the ECCA:
“2021 PIS Capital Contributions. If the Titan SC Capital Contribution Date or the Aragorn SC Capital Contribution Date has not occurred on or prior to December 1, 2021, then from and after such date, the Class B Equity Investor shall provide to the Initial Class A Equity Investor weekly written updates describing the anticipated IRS Placed in Service Date for each Circuit of the applicable Project as well as reasonably detailed updates as to when each of the conditions precedent to the applicable Substantial Completion Capital Contribution Date is anticipated to be satisfied. In the event that the Class B Equity Investor has notified the Initial Class A Equity Investor that the IRS Placed in Service Date of any Circuit of a Project has occurred or is anticipated to occur on or prior to December 31, 2021, the Initial Class A Equity Investor may, at its option:
(i)    notwithstanding Section 2.02(b)(v) and Section 2.02(b)(vi) (but subject to the proviso to Section 2.02(b)), by written notice to the Class B Equity Investor on or before December 31, 2021, elect to make a portion of the remaining applicable Class A Capital Contribution on or before December 31, 2021 and prior to satisfaction of all conditions set forth in Section 5.03, in order to utilize all Tax Benefits attributable to any Circuit treated as placed in service for U.S. federal income tax purposes in 2021 and without causing its deficit Capital Account Balance to exceed the Class A DRO Amount (as defined in the LLC Agreement); or
(ii)    by written notice to the Class B Equity Investor on or before December 31, 2021, increase the Class A DRO Amount (as defined in the LLC Agreement) in order to recognize all Tax Benefits attributable to any Circuit treated as placed in service for U.S. federal income tax purposes in 2021;

provided, that notwithstanding the foregoing, nothing in this Section 2.02(d) shall delay the applicable Substantial Completion Capital Contribution Date if all conditions set forth in Section 5.03 with respect to the applicable Project have been satisfied, and provided for the avoidance of doubt, that any portion of the remaining applicable Class A Capital Contribution contributed pursuant to this section shall be deemed to constitute a portion of the Aggregate Class A Capital Contribution.”
(c)Section 5.02(b)(ii) of the ECCA is hereby amended and restated in its entirety as follows:
“(ii) Solely with respect to the Aragorn Project, (A) each of the five (5) Progress Conditions set forth on Part III of Annex 14 shall have been satisfied, and (B) the Initial Class A Equity Investor shall have received (1) a copy of the Circuit Mechanical Completion Certificate (as defined in the applicable EPC Contract) with respect to the Aragorn Project’s first four (4) Circuits to reach Circuit Mechanical Completion and (2) the Mechanical Completion Certificate issued by the Independent Engineer in substantially the form attached hereto as Annex 3(A-2) with respect to such first four (4) Circuits of the Aragorn Project and the Progress Conditions set forth on Part III of Annex 14;”
(d)Section 5.03(cc) of the ECCA is hereby deleted and replaced in its entirety with the following (new language in bold):
“(cc)    Equipment Warranties.         With respect to all Major Equipment installed in the Applicable Project, the Initial Class A Equity Investor shall have received (i) copies of the manufacturers’ warranties in respect of such Major Equipment, (ii) to the extent that the terms of such warranties do not provide that the warranties are directly enforceable by the Project Companies, assignment agreements that provide for the assignment of such warranties to the Project Companies, (iii) written confirmation from the supplier of trackers to the Applicable Project that the warranties on such trackers are in full force and effect and (iv) such warranties remain in full force and effect;”
(e)The following is hereby added as Section 5.03(nn) of the ECCA:
“The EPC Surety Bond with respect to the Applicable Project shall have been irrevocably issued and delivered to the Initial Class A Equity Investor, substantially in the form attached as Exhibit A to the Amendment and Consent to Equity Capital Contribution Agreement, Limited Liability Company Agreement and Membership Interest Purchase Agreements dated as of October 18, 2021 amongst, among others, the

Parties or otherwise in form and substance reasonably satisfactory to the Initial Class A Equity Investor.”
(f)Annex 3(A-2) to the ECCA (Form of Mechanical Completion Certificate) is hereby replaced in its entirety with the Annex 3(A-2) attached hereto as Exhibit B.
(g)Annex 14 to the ECCA is hereby replaced in its entirety with the Annex 14 attached hereto as Exhibit C.
(h)Schedule 3.02(d) of the ECCA is hereby amended as follows:
(i)The reference to the Titan EMJ Guarantee in Section C(a)(ii) of Part I of Schedule 3.02(d) of the ECCA is hereby deleted. A reference to the New Titan EPC Guarantee is hereby added in Section C(a)(iv) of Part II of Schedule 3.02(d) of the ECCA. From and after the issuance of the Surety Bond with respect to the Titan Project on or about the Titan SC Capital Contribution Date, such Surety Bond will be deemed included in Section C(a)(v) of Part II of Schedule 3.02(d) of the ECCA; and
(ii)The reference to the Aragorn EMJ Guarantee in Section C(b)(ii) of Part I of Schedule 3.02(d) of the ECCA is hereby deleted. A reference to the New Aragorn EPC Guarantee is hereby added in Section C(b)(ix) of Part II of Schedule 3.02(d) of the ECCA. From and after the issuance of the Surety Bond with respect to the Aragorn Project on or about the Aragorn SC Capital Contribution Date, such Surety Bond will be deemed included in Section C(b)(x) of Part II of Schedule 3.02(d) of the ECCA.
SECTION 3. Titan MIPA Amendments. In consideration of the premises and the mutual undertakings contained herein, the Company and the Titan MIPA Seller agree to and hereby amend the Titan MIPA as follows:
(a)The reference to the Titan EMJ Guarantee in Section B(ii) of Part I of Schedule 4.11 of the Titan MIPA is hereby deleted and replaced with the reference to the New Titan EPC Guarantee. From and after the issuance of the Surety Bond with respect to the Titan Project on or about the Titan SC Capital Contribution Date, such Surety Bond will be deemed included in Section B(ii) of Part I of Schedule 4.11 of the Titan MIPA.
SECTION 4. Aragorn MIPA Amendments. In consideration of the premises and the mutual undertakings contained herein, the Company and the Aragorn MIPA Seller agree to and hereby amend the Aragorn MIPA as follows:
(a)The reference to the Aragorn EMJ Guarantee in Section B(ii) of Part I of Schedule 4.11 of the Aragorn MIPA is hereby deleted and replaced with the reference to the New Aragorn EPC Guarantee. From and after the issuance of the Surety Bond with respect to the Aragorn Project on or about the Aragorn SC Capital Contribution Date, such Surety Bond will be deemed included in Section B(ii) of Part I of Schedule 4.11 of the Aragorn MIPA.
SECTION 5. LLCA Amendments. In consideration of the premises and the mutual undertakings contained herein, BALIA and the Class B Equity Investor agree to and hereby amend the LLCA as follows:
(a)Section 1.01 of the LLCA is hereby amended to add the following new definitions in alphabetical order in such Section 1.01:
(i)“Aragorn EMJ Guarantee” means that certain Parent Guarantee, dated as of December 19, 2018, by EMJ Corporation in favor of the Aragorn Project Company.
(ii)“Titan EMJ Guarantee” means that certain Parent Guarantee, dated as of December 19, 2018, by EMJ Corporation in favor of the Titan Project Company.
(iii)“EMJ Guarantee Property” means the EMJ Guarantees and all amounts payable to the Project Companies thereunder, and all proceeds and products in whatever form of all or any part of the foregoing, including all rents, profits, income and benefits and all causes of action, claims, proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the foregoing (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the foregoing.
(iv)“EMJ Guarantees” means the Aragorn EMJ Guarantee and the Titan EMJ Guarantee.
(b)Section 5.02(b) of the LLCA is amended to include the following as a new subsection (xi):
“(xi) Notwithstanding anything to the contrary herein or any other agreement, all EMJ Guarantee Property shall be distributed 100% to the Class B Members in accordance with their Pro Rata Shares.”
SECTION 6. Conditions Precedent. The consent set forth in Section 1 of this Consent and the amendments set forth in Section 2 of this Consent shall become effective upon delivery to BofA of (i) executed versions, in form and substance reasonably satisfactory to BofA, of the Principal Operative Document Amendments and Consents (except for the Surety Bonds) and (ii) a duly executed PPA Amendment reasonably acceptable to BofA.

SECTION 7.  Miscellaneous.
7.01    Limited Consent. Except as expressly provided herein, (i) each of the ECCA, the LLCA and the MIPAs are and shall remain unchanged and in full force and effect and (ii) nothing contained in this Consent shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Consent.
7.02    GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
7.03    Counterparts; Electronic Signatures. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract and any party to this Consent may execute this Consent by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart. The delivery of an executed counterpart of a signature page of this Consent by electronic means, including by facsimile or by “.pdf” attachment to email, shall be effective as valid delivery of a manually executed counterpart of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
7.04    Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this consent to be duly executed and delivered by their respective proper and duly authorized officers, representatives or authorized persons as of the day and year first above written.

SE TITAN & ARAGORN MEMBER B, LLC, as the Class B Equity Investor

By:
Name: Abhijeet Sathe
Title: Manager

SE TITAN & ARAGORN TE HOLDCO, LLC, as the Company

By:
Name: Abhijeet Sathe
Title: Manager

SE ARAGORN CONSTRUCTION HOLDCO, LLC, as the Aragorn MIPA Seller

By:
Name: Abhijeet Sathe
Title: Manager

SE TITAN CONSTRUCTION HOLDCO, LLC, as the Titan MIPA Seller

By:
Name: Abhijeet Sathe
Title: Manager

BOFA SECURITIES, INC., as the Initial Class A Equity Investor

By:
Name:
Title:

BAL INVESTMENT & ADVISORY, INC., as BALIA

By:
Name:
Title:

SCHEDULE 1
Specified Liens

Vendor	Lien Amount	Date Filed
Bighorn Construction & Reclamation, LLC	$ 111,996.90	10/4/2021
Bighorn Construction & Reclamation, LLC[7]	$ 2,577,715.90	--
CEC[8]	$ 4,247,195.26	--
CFactor Leasing Corp	$ 47,300.00	8/10/2021
Double Z Service and Supply	$ 54,257.57	8/16/2021
HCS Renewable Energy[9]	$ 2,003,343.67	8/12/2021
HCS Renewable Energy[10]	$ 8,136,466.68	8/12/2021
National Tank and Equipment	$ 56,413.16	10/1/2021
Niece Equipment	$ 17,531.25	7/14/2021
Niece Equipment	$ 35,120.00	7/14/2021
Niece Equipment	$ 41,156.25	7/14/2021
Niece Equipment	$ 8,277.00	7/14/2021
Niece Equipment	$ 41,705.00	7/14/2021
Niece Equipment	$ 31,278.75	7/14/2021
Niece Equipment	$ 3,210.19	9/16/2021
Niece Equipment	$ 6,804.50	9/16/2021
Niece Equipment	$ 811.88	9/16/2021
Niece Equipment	$ 1,286.95	9/16/2021
Niece Equipment	$ 8,387.70	9/16/2021
Niece Equipment	$ 5843.75	9/24/2021
Power Engineering Services[11]	$ 133,382.50	7/14/2021
7 Note: Lien not yet filed. Portion of total appears to be included in the lien immediately above.
8 Note: Payment has been made.
9 Note: Payment has been made. Release in process.
10 Note: Payment has been made. Release in process.
11 Note: Release has been signed but not yet recorded.

EXHIBIT A
Form of Surety Bonds

AIA® Document A313™ – 2020
Warranty Bond

CONTRACTOR/PRINCIPAL: (Name, legal status, and address)	SURETY: (Name, legal status, and address)
« Signal Energy, LLC »« a limited liability company » « 2034 Hamilton Place Boulevard, 4th Floor Chattanooga, TN 37421 »	« »« »XL Specialty Insurance Company « 70 Seaview Avenue Stamford, CT 06902-6040 »

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.
This document has important legal consequences.
Consultation with an attorney is encouraged with respect to its completion or modification.
Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

OWNER/OBLIGEE: (Name, legal status, and address)
« SE Aragorn, LLC »« a limited liability company » « 1 Circle Star Way San Carlos, California 94070 »

CONSTRUCTION CONTRACT
Date: « November 3, 2020»
Description: (Name and location)
«Second Amended and Restated Turnkey Engineering, Procurement and Construction Agreement by and between SE Aragorn, LLC and Signal Energy, LLC» «Aragorn Solar Project, Culbertson County, Texas »

BOND

Term of the Bond
The Term of this Bond commences on the date of Substantial
Completion under the Construction Contract and continues for a period of 2 years, unless otherwise specified below, notwithstanding a longer warranty period set forth in the Construction Contract.

Amount of this Bond: $ « $_______________ » _____________Dollars and 0/100[1]
Modifications to this Bond:	« »	None	« X »	See Section 16

CONTRACTOR AS PRINCIPAL		SURETY
Company:	(Corporate Seal)	Company:	(Corporate Seal)

Signature:		Signature:
Name and Title:	« »« »	Name and Title:	« »« »

(Any additional signatures appear on the last page of this Warranty Bond.)		ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

(FOR INFORMATION ONLY — Name, address, and telephone)
AGENT or BROKER:	OWNER’S REPRESENTATIVE:
(Architect, Engineer, or other party:)
1 FN: As per Section 9.a of the Change Order

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
1

« »

« »	« »
« »	« »
« »	« »
« »
« »
« »

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
2

§ 1    During the Term of the Bond, the Contractor and Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner for the Contractor’s warranty obligations set forth in the Construction Contract, which is incorporated herein by reference.
§ 2    If the Contractor satisfies its warranty obligations under the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond. It is understood and agreed that in no event shall the Surety’s obligations under this Bond extend to warranties provided by the Contractor’s suppliers and manufacturers.
§ 3    If there is no Owner Default under the Construction Contract, the Surety’s obligation under this Bond shall arise after:
.1the Owner first provides notice to the Contractor and the Surety during the Term of the Bond of the Owner’s intent to declare a Contractor Default;
.2the Contractor fails to remedy the Contractor Default within a reasonable amount of time of such notice; and,
.3the Owner declares a Contractor Default and notifies the Surety.
§ 4    Failure on the part of the Owner to comply with the notice requirement in Section 3 shall not constitute a failure to comply with a condition precedent to the Surety’s obligations, or release the Surety from its obligations, except to the extent the Surety demonstrates actual prejudice.
§ 5    When the Owner has satisfied the conditions of Section 3, the Surety shall promptly, under reservation of rights, and at the Surety’s expense, remedy the Contractor’s Default. The Surety may, with the consent of the Owner, arrange for the Contractor to remedy the Contractor’s Default.
§ 6    If the Surety does not proceed as provided in Section 5 with reasonable promptness, the Surety shall be deemed to be in default on this Bond seven days after receipt of an additional written notice from the Owner to the Surety demanding that the Surety perform its obligations under this Bond, and the Owner shall be entitled to enforce any remedy available to the Owner.
§ 7    The responsibilities of the Surety to the Owner shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Owner to the Surety shall not be greater than those of the Owner under the Construction Contract. The Surety is obligated, without modification or qualification, for the responsibilities of the Contractor for correction of defective work as set forth in the Construction Contract, and additional legal and design professional costs resulting from the Contractor’s Default or resulting from the actions or failure to act of the Surety under Section 5.
§ 8    The Owner may request an extension of the Term of this Bond. The Surety, at its sole option, may extend the Term of this Bond by continuation certificate or rider setting forth the new expiration date.
.1If the Surety extends the Term of this Bond, the Bond shall be considered one continuous bond.
.2If the Surety decides not to extend the Term of this Bond, then the Surety shall notify the Owner in writing thirty (30) days prior to the end of the current term of this Bond at the address indicated on page 1.
.3Neither the Surety’s failure to extend the Term of this Bond nor the Contractor’s failure to provide a replacement bond or other acceptable security shall be considered a breach or default by the Surety or Contractor on this Bond, nor serve as a basis for a claim or demand on this Bond.
§ 9    The Surety’s total liability under this Bond is limited to the Amount of this Bond indicated on Page 1, regardless of whether the Term of this Bond is extended, the length of time this Bond remains in force, and the number of premiums that shall be payable or paid.
§ 10 No right of action shall accrue on this Bond to any person or entity other than the Owner or its heirs, executors, administrators, successors and assigns.
§ 11 Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work of the Contractor required by the Construction Contract is located and shall be instituted within two years after a declaration of Contractor Default. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.
§ 12 Notice to the Surety, the Owner or the Contractor shall be in writing and mailed or delivered to the address shown on the first page of this Bond.

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
3

§ 13 Provisions in this Bond that conflict with applicable statutory or other legal requirements shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein.
§ 14 Definitions
§ 14.1 Construction Contract. The agreement between the Owner and Contractor identified on the cover page, including all Contract Documents and changes made to the agreement and the Contract Documents.
§ 14.2 Contractor Default. Failure of the Contractor, which has not been remedied or waived, to perform or otherwise to comply with the warranties required under the Construction Contract.
§ 14.3 Owner Default. Failure of the Owner, which has not been remedied or waived, to perform or otherwise comply with the other material terms of the Construction Contract.
§ 14.4 Contract Documents. All the documents that comprise the Construction Contract.
§ 14.5 Surety. The company or companies lawfully authorized to issue surety bonds in the jurisdiction where the project is located.
§ 15 If this Bond is issued for an agreement between a Contractor and subcontractor, the term Contractor in this Bond shall be deemed to be Subcontractor and the term Owner shall be deemed to be Contractor.
§ 16 Modifications to this Bond are as follows:

«Notwithstanding anything herein to the contrary, the Term of this Bond shall commence upon achievement of Substantial Completion and shall extend for the full Warranty Period in accordance with the terms and conditions of the Construction Contract. »

(Space is provided below for additional signatures of added parties, other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL		SURETY
Company:	(Corporate Seal)	Company:	(Corporate Seal)

Signature:		Signature:
Name and Title: Address:	« »« » « »	Name and Title: Address:	« »« » « »

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
4

Insurance Reinsurance

RIDER ADDING ADDITIONAL OBLIGEES
Bond Number:

XL Specialty Insurance Company
☒ XL Specialty Insurance Company ☐ XL Reinsurance America Inc.	505 Eagleview Blvd Exton, PA 19341	535 Springfield Ave, Ste 130 Summit, NJ 07901

TO BE ATTACHED TO and form a part of Bond No._____, dated the ______ day of ________, ________, issued by XL Specialty Insurance Company , as Surety(s), on behalf of Signal Energy, LLC, as Principal, in favor of SE Aragorn, LLC, as Obligee.
Whereas, upon the request of the Principal and Obligee, the attached bond is hereby amended to add BAL Investment & Advisory, Inc., as Additional Obligee(s).
PROVIDED HOWEVER, there shall be no liability under this bond to the Obligees, or any of them, unless the said Obligees, or any of them, shall make payments to the Principal strictly in accordance with the terms of said contract as to payments, and shall perform all of the other obligations to be performed under said contract at the time and in the manner therein set forth; all of the acts of one Obligee being binding on the other(s).
The Obligee and Additional Obligee(s) understand and by acceptance of this Rider acknowledge that this agreement is subject to the precedent condition that the Additional Obligee(s) shall have no right of action against the Principal or the Surety except such as the original Obligee would have and shall be subject to all counterclaims, offsets and defenses however arising which would be available against the original Obligee.
In no event shall the Surety be liable in the aggregate to the Obligees for more than the penalty of the Performance Bond. At the Surety’s election, any payment due to any Obligee may be made by its check issued jointly to all.
The attached bond shall be subject to all of its terms, conditions and limitation except as herein modified.
Surety contact information:
XL Specialty Insurance Company
Surety Administrative Office
505 Eagleview Blvd, Suite 100
Exton, PA 19341
For general inquiries please contact: XL-Surety-General@axaxl.com
Signed, sealed and delivered this                 day of           ,                .

Signal Energy, LLC (Principal)
(Witness)	By XL Specialty Insurance Company (Surety)	(Seal)

(Witness)	By , Attorney-in-Fact (Surety)	(Seal)

(Witness)	By , Attorney-in-Fact	(Seal)

AIA® Document A313™ – 2020
Warranty Bond

CONTRACTOR/PRINCIPAL: (Name, legal status, and address)	SURETY: (Name, legal status, and address)
« Signal Energy, LLC »« a limited liability company » « 2034 Hamilton Place Boulevard, 4th Floor Chattanooga, TN 37421 »	« »« »XL Specialty Insurance Company « 70 Seaview Avenue Stamford, CT 06902-6040 »

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.
This document has important legal consequences.
Consultation with an attorney is encouraged with respect to its completion or modification.
Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

OWNER/OBLIGEE: (Name, legal status, and address)
« SE Titan, LLC »« a limited liability company » « 1 Circle Star Way San Carlos, California 94070 »

CONSTRUCTION CONTRACT
Date: « November 3, 2020»
Description: (Name and location)
«Amended and Restated Turnkey Engineering, Procurement and Construction Agreement by and between SE Titan, LLC and Signal Energy, LLC» «Titan Solar Project, Culbertson County, Texas »

BOND

Term of the Bond
The Term of this Bond commences on the date of Substantial
Completion under the Construction Contract and continues for a period of 2 years, unless otherwise specified below, notwithstanding a longer warranty period set forth in the Construction Contract.

Amount of this Bond: $ « $_______________ » _____________ Dollars and 0/100[1]
Modifications to this Bond:	« »	None	« X »	See Section 16

CONTRACTOR AS PRINCIPAL		SURETY
Company:	(Corporate Seal)	Company:	(Corporate Seal)

Signature:		Signature:
Name and Title:	« »« »	Name and Title:	« »« »
(Any additional signatures appear on the last page of this Warranty Bond.)

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

(FOR INFORMATION ONLY — Name, address, and telephone)
AGENT or BROKER:	OWNER’S REPRESENTATIVE:
(Architect, Engineer, or other party:)
1 FN: As per Section 9.a of the Change Order

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale,is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
1

« »

« »	« »
« »	« »
« »	« »
« »
« »
« »

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale,is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
2

§ 1    During the Term of the Bond, the Contractor and Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner for the Contractor’s warranty obligations set forth in the Construction Contract, which is incorporated herein by reference.
§ 2    If the Contractor satisfies its warranty obligations under the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond. It is understood and agreed that in no event shall the Surety’s obligations under this Bond extend to warranties provided by the Contractor’s suppliers and manufacturers.
§ 3    If there is no Owner Default under the Construction Contract, the Surety’s obligation under this Bond shall arise after:
.1the Owner first provides notice to the Contractor and the Surety during the Term of the Bond of the Owner’s intent to declare a Contractor Default;
.2the Contractor fails to remedy the Contractor Default within a reasonable amount of time of such notice; and,
.3the Owner declares a Contractor Default and notifies the Surety.
§ 4    Failure on the part of the Owner to comply with the notice requirement in Section 3 shall not constitute a failure to comply with a condition precedent to the Surety’s obligations, or release the Surety from its obligations, except to the extent the Surety demonstrates actual prejudice.
§ 5    When the Owner has satisfied the conditions of Section 3, the Surety shall promptly, under reservation of rights, and at the Surety’s expense, remedy the Contractor’s Default. The Surety may, with the consent of the Owner, arrange for the Contractor to remedy the Contractor’s Default.
§ 6    If the Surety does not proceed as provided in Section 5 with reasonable promptness, the Surety shall be deemed to be in default on this Bond seven days after receipt of an additional written notice from the Owner to the Surety demanding that the Surety perform its obligations under this Bond, and the Owner shall be entitled to enforce any remedy available to the Owner.
§ 7    The responsibilities of the Surety to the Owner shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Owner to the Surety shall not be greater than those of the Owner under the Construction Contract. The Surety is obligated, without modification or qualification, for the responsibilities of the Contractor for correction of defective work as set forth in the Construction Contract, and additional legal and design professional costs resulting from the Contractor’s Default or resulting from the actions or failure to act of the Surety under Section 5.
§ 8    The Owner may request an extension of the Term of this Bond. The Surety, at its sole option, may extend the Term of this Bond by continuation certificate or rider setting forth the new expiration date.
.1If the Surety extends the Term of this Bond, the Bond shall be considered one continuous bond.
.2If the Surety decides not to extend the Term of this Bond, then the Surety shall notify the Owner in writing thirty (30) days prior to the end of the current term of this Bond at the address indicated on page 1.
.3Neither the Surety’s failure to extend the Term of this Bond nor the Contractor’s failure to provide a replacement bond or other acceptable security shall be considered a breach or default by the Surety or Contractor on this Bond, nor serve as a basis for a claim or demand on this Bond.
§ 9    The Surety’s total liability under this Bond is limited to the Amount of this Bond indicated on Page 1, regardless of whether the Term of this Bond is extended, the length of time this Bond remains in force, and the number of premiums that shall be payable or paid.
§ 10 No right of action shall accrue on this Bond to any person or entity other than the Owner or its heirs, executors, administrators, successors and assigns.
§ 11 Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work of the Contractor required by the Construction Contract is located and shall be instituted within two years after a declaration of Contractor Default. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.
§ 12 Notice to the Surety, the Owner or the Contractor shall be in writing and mailed or delivered to the address shown on the first page of this Bond.

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale,is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
3

§ 13 Provisions in this Bond that conflict with applicable statutory or other legal requirements shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein.
§ 14 Definitions
§ 14.1 Construction Contract. The agreement between the Owner and Contractor identified on the cover page, including all Contract Documents and changes made to the agreement and the Contract Documents.
§ 14.2 Contractor Default. Failure of the Contractor, which has not been remedied or waived, to perform or otherwise to comply with the warranties required under the Construction Contract.
§ 14.3 Owner Default. Failure of the Owner, which has not been remedied or waived, to perform or otherwise comply with the other material terms of the Construction Contract.
§ 14.4 Contract Documents. All the documents that comprise the Construction Contract.
§ 14.5 Surety. The company or companies lawfully authorized to issue surety bonds in the jurisdiction where the project is located.
§ 15 If this Bond is issued for an agreement between a Contractor and subcontractor, the term Contractor in this Bond shall be deemed to be Subcontractor and the term Owner shall be deemed to be Contractor.
§ 16 Modifications to this Bond are as follows:

«Notwithstanding anything herein to the contrary, the Term of this Bond shall commence upon achievement of Substantial Completion and shall extend for the full Warranty Period in accordance with the terms and conditions of the Construction Contract. »

(Space is provided below for additional signatures of added parties, other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL		SURETY
Company:	(Corporate Seal)	Company:	(Corporate Seal)

Signature:		Signature:
Name and Title: Address:	« »« » « »	Name and Title: Address:	« »« » « »

AIA Document A313™ – 2020. Copyright © 2020 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:16:27 ET on 09/30/2021 under Order No.7782909048 which expires on 06/18/2022, is not for resale,is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.
User Notes: Error! Unknown document property name.
4

Insurance Reinsurance
RIDER ADDING ADDITIONAL OBLIGEES
Bond Number:

XL Specialty Insurance Company
☒ XL Specialty Insurance Company ☐ XL Reinsurance America Inc.	505 Eagleview Blvd Exton, PA 19341	535 Springfield Ave, Ste 130 Summit, NJ 07901

TO BE ATTACHED TO and form a part of Bond No._____, dated the ______ day of ________, ________, issued by XL Specialty Insurance Company , as Surety(s), on behalf of Signal Energy, LLC, as Principal, in favor of SE Titan, LLC, as Obligee.
Whereas, upon the request of the Principal and Obligee, the attached bond is hereby amended to add BAL Investment & Advisory, Inc., as Additional Obligee(s).
PROVIDED HOWEVER, there shall be no liability under this bond to the Obligees, or any of them, unless the said Obligees, or any of them, shall make payments to the Principal strictly in accordance with the terms of said contract as to payments, and shall perform all of the other obligations to be performed under said contract at the time and in the manner therein set forth; all of the acts of one Obligee being binding on the other(s).
The Obligee and Additional Obligee(s) understand and by acceptance of this Rider acknowledge that this agreement is subject to the precedent condition that the Additional Obligee(s) shall have no right of action against the Principal or the Surety except such as the original Obligee would have and shall be subject to all counterclaims, offsets and defenses however arising which would be available against the original Obligee.
In no event shall the Surety be liable in the aggregate to the Obligees for more than the penalty of the Performance Bond. At the Surety’s election, any payment due to any Obligee may be made by its check issued jointly to all.
The attached bond shall be subject to all of its terms, conditions and limitation except as herein modified.
Surety contact information:
XL Specialty Insurance Company
Surety Administrative Office
505 Eagleview Blvd, Suite 100
Exton, PA 19341
For general inquiries please contact: XL-Surety-General@axaxl.com
Signed, sealed and delivered this                 day of           ,                .

Signal Energy, LLC (Principal)
(Witness)	By XL Specialty Insurance Company (Surety)	(Seal)

(Witness)	By , Attorney-in-Fact (Surety)	(Seal)

(Witness)	By , Attorney-in-Fact	(Seal)

EXHIBIT B
Annex 3(A-2)
Form of Mechanical Completion Certificate
[See attached.]

Annex 3(A-2)
Form of Independent Engineer Circuit Mechanical Completion Certificate
[Letterhead of Independent Engineer]

[Date]
To: BofA Securities, Inc., a Delaware corporation (together with its successors and assigns, the “Reliance Party”)
BofA Securities, Inc.
555 California Street, 4th Floor
CA-705-04-01
San Francisco, CA 94104
Attn: Contracts Administration
Phone No.: (415) 765-7391
Email: BALCnotices@baml.com
Re: Aragorn Solar Project
Ladies and Gentlemen:
This Independent Engineer’s Certificate (“Certificate”) is delivered to you by Leidos Engineering, LLC (the “Independent Engineer”) pursuant to the Equity Capital Contribution Agreement, dated as of November 16, 2020, by and between BofA Securities Inc., a Delaware corporation, SE Titan & Aragorn TE Holdco, LLC, a Delaware limited liability company and SE Titan & Aragorn Member B, LLC, a Delaware limited liability company (the “ECCA”). All capitalized terms used herein shall have the respective meanings specified in the ECCA unless otherwise defined herein or unless the context requires otherwise.
The Independent Engineer’s review and observations were performed in accordance with generally accepted technical consulting practice and included such general investigations, observations and review as the Independent Engineer, in its professional opinion, deemed necessary under the circumstances within the scope of its services as Independent Engineer pursuant to and in accordance with its scope of work defined in its Master Professional Services Agreement with SE Aragorn, LLC (f/k/a IP Aragorn, LLC), dated as of July 23, 2019 (the “MPSA”) and the Task Authorization associated therewith, dated July 23, 2019 and the Task Authorization dated August 12, 2020, for the Independent Engineer to provide Construction Monitoring and Tax Equity Financing Support (together, the “TAs”). On November 16, 2020, the Reliance Party, among others, entered into a Use of Work Products Agreement with the Independent Engineer outlining, among other things, the terms and conditions of the Reliance Party’s use of this Certificate. The Independent Engineer makes no representations or warranties to the Reliance Party regarding compliance with any other standard except as expressly set forth in the MPSA, TAs or herein.
The statements contained herein are made on the understanding and assumption that the information provided to the Independent Engineer as to the matters covered by this Certificate is true, correct, and complete, provided, however, that the Independent Engineer is not aware of any material inaccuracies, misstatements or errors in the information provided. We have visited the site periodically during construction and most recently on [______] to support issuance of this mechanical completion Certificate.
Based upon the foregoing review and review of the information provided to us, as of the date of this Certificate, we are of the opinion that, to the best of our knowledge with respect to the Aragorn Project:
1.    the EPC Contractor has satisfied each of the conditions for Circuit Mechanical Completion (as set forth in the EPC Contract) for at least four (4) Circuits of the Project;
2.    each of the five (5) Progress Conditions set forth on Schedule 1 has been satisfied;
3.    there is sufficient funding available (after taking into account the actual and expected Class A Capital Contributions and other sources of funding expected to be available to the Project Company, including, without limitation, liquidated damages under the Major Project Contracts and insurance proceeds) for the Project to achieve Substantial Completion;
4.    based on our site visit, review of relevant documentation, and interviews with representatives from the EPC Contractor, the Class B Equity Investor and the Project Company, we are of the opinion that Substantial Completion (as defined in the EPC Contract) is reasonably expected to occur on or prior to the applicable SC Funding Deadline;
5.    [Except as set forth in Exhibit 1 hereto]12, the conclusions in our report titled [______]13 and dated [______], delivered pursuant to Section 5.02(i) of the ECCA remain valid with respect to the Aragorn Project.
[Signature page follows]
12 Note to Form: Only if any exceptions.
13 Note to Form: Title of IE Supplemental/Bringdown Report to be entered.

This Certificate is solely for the information of, and assistance to, the Reliance Party in conducting and documenting their investigation of the matters in connection with the Project and is not to be used, circulated, quoted, or otherwise referred to for any other purpose. The Independent Engineer disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be relied upon by any party other than the Reliance Party.

Leidos Engineering, LLC

By:

Name:

Title:

By:

Name:

Title:

Schedule 1
1.At least four (4) Circuits of the Aragorn Project shall have achieved Circuit Mechanical Completion.
2. 100% of the Piles, 100% of the Trackers, 100% of the Inverters and 100% of the Modules required to construct the Aragorn Project shall have been delivered to the Aragorn Project Site, except for approximately 1,952 torque tubes.
3.At least:
a.    90% of Piles;
b.    80% of Trackers;
c.    80% of Inverters; and
d.    60% of Modules;
in each case, of the total Piles, Trackers, Inverters and Modules required to construct the fifth (5th) through eighth (8th) Circuits of the Aragorn Project shall have been installed.
4.The Main Transformer shall have been delivered to the Aragorn Project Site and the Substation shall be mechanically complete.
5.None of the Placed in Service Conditions shall have occurred with respect to the Aragorn Project or any portion thereof, the Aragorn Project shall not have received permission to operate from the local utility, and no Circuit of the Aragorn Project shall have been synchronized with the electrical grid; provided, the Aragorn Project’s main power transfer, inverter step up transformers and inverter AC side may be energized if (i) all DC breakers remain open and locked/tagged out, (ii) all DC inverter breakers remain open and locked/tagged out, and (iii) no power flows from the inverters to the substation, for purposes of this provision.
“Placed in Service Conditions” means, for purposes of this Schedule 1, (a) each Circuit array of the Aragorn Project has been synchronized with the electrical grid, (b) the Aragorn Project Company has received all permits and licenses necessary to operate the Aragorn Project, (c) the Aragorn Project is capable of commencing regular delivery of output, (d) care, custody and control of, and title to, the Aragorn Project has been transferred from the EPC Contractor to the Aragorn Project Company under the applicable EPC Contract, and (e) preoperational testing (including commissioning) of the Aragorn Project is complete.

Exhibit A
Independent Engineer Report
[See attached.]

EXHIBIT C
Annex 14
Progress Conditions
Part I: Titan MC Capital Contribution:

Progress Condition:
1.	At least one (1) Circuit of the Titan Project shall have achieved Circuit Mechanical Completion.
2.
At least:
1)    100% of Piles
2)    75% of Trackers
3)    75% of Inverters
4)    90% of Modules
In each case, of the total Piles, Trackers, Inverters and Modules required to construct the Titan Project shall have been delivered to the Project Site.

3.
At least:
95% of Piles
Of the total Piles required to construct the first six (6) Circuits of the Titan Project shall have been installed; and
At least:
1)    8% of Trackers (corresponding to 100% of the total Trackers for the first Circuit)
2)    8% of Modules (corresponding to 100% of the total Modules for the first Circuit)
3)    75% of Inverters
In each case, of the total Trackers, Modules and Inverters required to construct the Titan Project shall have been installed.

4.	The Main Transformer shall have been delivered to the Titan Project Site and the Substation shall be mechanically complete.
5.
None of the Placed in Service Conditions shall have occurred with respect to the Titan Project or any portion thereof, the Titan Project shall not have received permission to operate from the local utility, and no Circuit of the Titan Project shall have been synchronized with the electrical grid; provided, the Titan Project’s main power transfer, inverter step up transformers and inverter AC side may be energized if (i) all DC breakers remain open and locked/tagged out, (ii) all DC inverter breakers remain open and locked/tagged out, and (iii) no power flows from the inverters to the substation.

“Placed in Service Conditions” means, for purposes of this Part I of Annex 14, (a) each Circuit array of the Titan Project has been synchronized with the electrical grid, (b) the Titan Project Company has received all permits and licenses necessary to operate the Titan Project, (c) the Titan Project is capable of commencing regular delivery of output, (d) care, custody and control of, and title to, the Titan Project has been transferred from the EPC Contractor to the Titan Project Company under the applicable EPC Contract, and (e) preoperational testing (including commissioning) of the Titan Project is complete.

Part II: Titan Circuit Progress Contribution:

Progress Condition:
1..	At least six (6) Circuits of the Titan Project shall have achieved Circuit Mechanical Completion.
2.	100% of the Piles, Trackers, Inverters and Modules required to construct the Titan Project shall have been delivered to the Titan Project Site.
3.
At least:
Piles: 100%
Inverters: 100%
Trackers: 85%
Modules: 80%
In each case, of the total Piles, Trackers, Inverters and Modules required to construct the seventh (7th) through twelfth (12th) Circuits of the Titan Project shall have been installed.

4.
Other than with respect to the first six (6) Circuits of the Titan Project, none of the Placed in Service Conditions shall have occurred with respect to the Titan Project or any other portion thereof, the Titan Project shall not have received permission to operate from the local utility, and other than the first six (6) Circuits, no Circuit of the Titan Project shall have been synchronized with the electrical grid; provided, the Titan Project’s main power transfer, inverter step up transformers and inverter AC side related to the seventh (7th) through twelfth (12th) Circuits may be energized if (i) all DC breakers for such latter Circuits remain open and locked/tagged out, (ii) all DC inverter breakers for such latter Circuits remain open and locked/tagged out, and (iii) no power flows from such latter inverters to the substation.
“Placed in Service Conditions” means, for purposes of this Part II of Annex 14, (a) each Circuit array of the Titan Project has been synchronized with the electrical grid, (b) the Titan Project Company has received all permits and licenses necessary to operate the Titan Project, (c) the Titan Project is capable of commencing regular delivery of output, (d) care, custody and control of, and title to, the Titan Project has been transferred from the EPC Contractor to the Titan Project Company under the applicable EPC Contract, and (e) preoperational testing (including commissioning) of the Titan Project is complete.

Aragorn
Part III: Aragorn MC Capital Contribution; Aragorn Circuit Progress Contribution:

Progress Condition:
1.	At least four (4) Circuits of the Aragorn Project shall have achieved Circuit Mechanical Completion.
2.
100% of the Piles, 100% of the Trackers, 100% of the Inverters and 100% of the Modules required to construct the Aragorn Project shall have been delivered to the Aragorn Project Site, except for approximately 1,952 torque tubes.

3.
At least:
Piles: 90%
Inverters: 80%
Trackers: 80%
Modules: 60%
In each case, of the total Piles, Trackers, Inverters and Modules required to construct the fifth (5th) through eighth (8th) Circuits of the Aragorn Project shall have been installed.

4.	The Main Transformer shall have been delivered to the Aragorn Project Site and the Substation shall be mechanically complete.
5.
None of the Placed in Service Conditions shall have occurred with respect to the Aragorn Project or any portion thereof, the Aragorn Project shall not have received permission to operate from the local utility, and no Circuit of the Aragorn Project shall have been synchronized with the electrical grid; provided, the Aragorn Project’s main power transfer, inverter step up transformers and inverter AC side may be energized if (i) all DC breakers remain open and locked/tagged out, (ii) all DC inverter breakers remain open and locked/tagged out, and (iii) no power flows from the inverters to the substation.
“Placed in Service Conditions” means, for purposes of this Part III of Annex 14, (a) each Circuit array of the Aragorn Project has been synchronized with the electrical grid, (b) the Aragorn Project Company has received all permits and licenses necessary to operate the Aragorn Project, (c) the Aragorn Project is capable of commencing regular delivery of output, (d) care, custody and control of, and title to, the Aragorn Project has been transferred from the EPC Contractor to the Aragorn Project Company under the applicable EPC Contract, and (e) preoperational testing (including commissioning) of the Aragorn Project is complete.

Exhibit B
PPA Amendment
[See attached]
Exhibit B

THIRD AMENDMENT TO POWER PURCHASE AGREEMENT
THIS THIRD AMENDMENT TO POWER PURCHASE AGREEMENT (this “Third Amendment”) is entered into as of this 18 day of October 2021, by and between SE Aragorn, LLC, f/k/a IP Aragorn, LLC, a Delaware limited liability company (“Seller”) and the City of Austin, a Texas home-rule municipal corporation, d/b/a Austin Energy (“Buyer”).
RECITALS
A.Seller and Buyer entered into that certain Power Purchase Agreement, dated as of December 14, 2017 (the “Original Agreement”), for the provision of Energy and associated Environmental Benefits to be provided by Seller to Buyer.
B.Seller and Buyer entered into that certain First Amendment to Power Purchase Agreement, dated as of July 30, 2018 (the “First Amendment”), that certain Upsize Election Notice and Second Amendment to Power Purchase Agreement, dated as of October 9, 2018 (the “Second Amendment”), and that certain Letter Agreement for PPA Modification, dated April 3, 2020 (the “Letter Agreement”), in each case, pursuant to which Seller and Buyer amended certain terms of the Original Agreement (the Original Agreement as so amended by the First Amendment, the Second Amendment, and the Letter Agreement, the “Agreement”).
C.Seller and Buyer now wish to further modify the terms of the Agreement to provide for certain revised terms, as set forth more specifically below.
NOW, THEREFORE, in consideration of the recitals to this Third Amendment, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
AGREEMENT
1.Recitals; Defined Terms. The recitals to this Third Amendment are hereby incorporated into this Third Amendment, the same as if fully set forth herein below. This Third Amendment shall amend, modify, and supplement the Agreement. All capitalized terms used in this Third Amendment shall have the meanings given to them in the Agreement, unless otherwise indicated.
2.Force Majeure Acceptance.
a.Seller and Buyer hereby acknowledge and agree that Force Majeure Events have impacted the Site for a period of eighteen days during the calendar year 2021, consisting of two separate time periods: (i) beginning February 11, 2021, and ending February 19, 2021, and (ii) beginning June 28, 2021, and ending July 8, 2021. Accordingly, Seller shall have no obligation to pay Delay Damages in an amount equal to one hundred eighty thousand dollars ($180,000) for such eighteen-day period.
b.Seller acknowledges and agrees that any and all other claims with respect to any Force Majeure Event impacting the Site which were made by Seller prior to the date of this Third Amendment are hereby waived and released by Seller.
3.Partial Termination of Second Amendment. Seller and Buyer hereby agree that Section 3 of the Second Amendment is hereby terminated and shall automatically, and with no further action required by either party, be null and void and of no further force and effect as of the date hereof (the “Terminated Amendment Section”). Accordingly, the sections of the Agreement that had been modified by the Terminated Amendment Section shall be as set forth in the Original Agreement, except as otherwise modified by the First Amendment, the Letter Agreement and this

Third Amendment. All other terms and conditions contained in the Second Amendment other than the Terminated Amendment Section shall continue in full force and effect.
4.Amendments. Seller and Buyer hereby agree that:
a.Defined Terms. Section 1.1 of the Agreement is hereby amended to amend and restate in its entirety the following definition, reading as follows:
i.    “Commercial Operation Termination Deadline” means March 31, 2022; provided that such date shall be extended on a day-for-day basis to the extent that the Commercial Operation Date is delayed as a result of Delay Conditions arising after October 18, 2021.
ii.    “Damages Step-Up Date” means January 18, 2022; provided that such date shall be extended on a day-for-day basis to the extent that the Damages Step-Up Date is delayed as a result of Delay Conditions arising after October 18, 2021.
iii.    “Minimum Facility Capacity” means a total aggregate nameplate capacity of the Facility, after conversion to AC by the Inverters, of 175 MW.
b.Delay Damages. Section 3.9 of the Agreement is hereby amended and restated in its entirety as follows:
“Commercial Operation Delay and Failure Damages. If the Commercial Operation Date has not occurred on or prior to the Expected Commercial Operation Date, and if Seller is not otherwise excused from achieving the Commercial Operation Date on the Expected Commercial Operation Date due to the extensions provided herein, Seller will be required to pay Buyer daily liquidated damages (the “Delay Damages”) in the following amounts: (x) ten thousand dollars ($10,000) per day, which Delay Damages shall be payable from the day following the Expected Commercial Operation Date to and including the earlier of (1) the day Seller achieves the Commercial Operation Date, (2) valid termination of this Agreement by a Party pursuant to the terms of this Agreement or (3) the Damages Step-Up Date and (y) twenty thousand dollars ($20,000) per day, which Delay Damages shall be payable from the Damages Step-Up Date to and including the earlier of (1) the day Seller achieves the Commercial Operation Date, (2) valid termination of this Agreement by a Party pursuant to the terms of this Agreement, or (3) the Commercial Operation Termination Deadline. If the Commercial Operation Date is not achieved by Seller on or before the Commercial Operation Termination Deadline, Buyer and Seller will each thereafter have the right, until the Commercial Operation Date has been achieved, to terminate this Agreement upon written notice to the other Party as its sole and exclusive remedy other than, in the Buyer’s case, Buyer’s right to draw on and retain the Pre-COD Performance Security in full.”
c.Contract Price. Section 4.2 of the Agreement is hereby amended to restate the first sentence thereof in its entirety as follows:
“Commencing on the Commercial Operation Date, Buyer shall pay Seller for Energy delivered to Buyer by Seller at the Point of Delivery at an energy payment rate equal to twenty dollars and thirty-nine cents per megawatt-hour ($20.39/MWh) (the “Contract Price”).”
d.Seller Performance Security. Section 10 of the Agreement is hereby amended as follows:
i.    Restate the second sentence of Section 10.1 as follows: “Seller shall (i) establish the Performance Security at a level of seven million, five hundred thousand dollars ($7,500,000) within ten (10) days after the Effective Date (as may be adjusted pursuant to this Article 10, the “Pre-COD Performance Security”) and (ii) increase the Performance Security to twenty-two million, five hundred thousand dollars ($22,500,000) on the Commercial Operation Date, which amount will decrease to the applicable amount set forth on Exhibit J multiplied by 150 MW on each anniversary of the Commercial Operation Date (the “Post-COD Performance Security”).”;
ii.    in Section 10.2, replace the phrase “seventy-five dollars ($75.00)/kW of the Expected Facility Capacity” with the phrase “eleven million, two hundred and fifty thousand dollars ($11,250,000)”;
iii.    in Section 10.3, replace the phrase “one hundred dollars ($100.00)/kW of the Expected Facility Capacity” with the phrase “fifteen million dollars ($15,000,000)”;
iv.    in Section 10.4, replace the phrase “one hundred and twenty-five dollars ($125.00)/kW of the Expected Facility Capacity” with the phrase “eighteen million, seven hundred and fifty thousand dollars ($18,750,000)”;
v.    in Section 10.5, replace the phrase “one hundred and fifty dollars ($150.00)/kW of the Expected Facility Capacity” with the phrase “twenty-two million, five hundred thousand dollars ($22,500,000)”;
e.Exhibits. Exhibit A of the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
5.Full Force and Effect. Except as provided in this Third Amendment, the Agreement remains in full force and effect in accordance with its terms and is hereby ratified. In the event of a conflict among the Original Amendment, the First Amendment, the Second Amendment, this Third Amendment, and the Letter Agreement, this Third Amendment shall control.
6.Authorization. Each of the parties hereto represents to the other that it has the legal power, right and authority to enter into this Third Amendment and that the individuals executing this Third Amendment on behalf of each of Seller and Buyer have the legal power right and actual authority to bind Seller and Buyer, respectively, to the terms and conditions hereof.
7.Counterpart Execution. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original.
8.Entire Agreement. This Third Amendment, together with the Agreement, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Third Amendment and the Agreement and no other agreement, understanding or representation pertaining to such matter shall be effective for any purpose.
[Signature page follows]

IN WITNESS WHEREOF, Seller and Buyer have a caused this Third Amendment to be signed as of the day and date first above written.

SELLER:

SE ARAGORN, LLC, a Delaware limited liability company

By:	/s/ Abhijeet Sathe
Name: Abhijeet Sathe
Title: Manager

BUYER:

THE CITY OF AUSTIN D/B/A AUSTIN ENERGY

By:	/s/ Erika Bierschbach
Name: Erika Bierschbach
Title: VP, Energy Market Operations		AVA
[Signature Page to Third Amendment to PPA]

Exhibit A
FACILITY DESCRIPTION
Site Name: SE Aragorn (ERCOT Generation Interconnection#: 19INR0088)
Location: Within 10 miles west of the Culberson Substation in Culberson County, Texas.
Expected Facility Capacity: 180 MWac (net at Point of Delivery)
Generation Type: Photovoltaic modules on single-axis tracker.
PV Module Details: The Facility will be comprised of approximately 580,920 First Solar Series 6 Modules.
Point of Delivery: LCRA T271 138 kV Transmission line between the Culberson and Kunitz Substations, within 10 miles west of the Culberson Substation.

Exhibit C
SEC EPC Guaranty Construction Consent
[See attached]
Exhibit C

CONTRACTOR PARENT GUARANTEE
PARENT GUARANTEE
between
SEC Holdings Group, LLC,
a Delaware limited liability
company
(Guarantor)
a n d
SE Aragorn, LLC,
a Delaware limited liability company
(Owner)
Dated as of October 18, 2021
Contractor Parent Agreement

PARENT GUARANTEE
This PARENT GUARANTEE, dated as of October 18, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Guarantee”), is entered into by and between SEC Holdings Group, LLC, a Delaware limited liability company(“Guarantor”), and SE Aragorn, LLC, a Delaware limited liability company (“Owner”).
RECITALS
A.    Owner and Signal Energy, LLC, a Tennessee limited liability company (“Contractor”) have entered into that certain TURNKEY ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated as of December 17, 2018 (as amended from time to time, the “EPC Agreement”), pursuant to which Owner will purchase, and Contractor will supply, certain design, engineering, procurement, construction, testing, training and related services for an approximately 180 MWAC photovoltaic solar facility located in Culberson County, Texas (the “Project”);
B.    Owner requires that Guarantor execute this Guarantee in connection with Owner’s execution of the EPC Agreement;
C.    Guarantor is the parent company of Contractor and will derive substantial benefit from the transaction contemplated by the EPC Agreement; and
D.    Guarantor has agreed to, among other things, guarantee the Guaranteed Obligations, as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, and to induce Owner to enter into the EPC Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Owner as follows:
ARTICLE I
DEFINITIONS
1.1    Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings given to them in the EPC Agreement. The following terms (whether or not underscored), when used in this Guarantee, including its preamble and recitals, have the following meanings:
“Contractor” has the meaning given in the recitals to this Guarantee.
“Default Rate” means the per annum rate equal to four percent (4%).
“EPC Agreement” has the meaning given in the recitals to this Guarantee.
“Fraudulent Transfer Laws” has the meaning given in Section 2.4.
“Guarantee” has the meaning given in the preamble to this Guarantee.
“Guaranteed Obligations” has the meaning given in Section 2.1.
Contractor Parent Agreement

“Guarantor” has the meaning given in the preamble to this Guarantee.
“Owner” has the meaning given in the preamble to this Guarantee.
“Project” has the meaning given in the recitals to this Guarantee.
1.2    Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in the EPC Agreement shall apply to this Guarantee, including its preambleand recitals.
ARTICLE II
GUARANTEE
2.1    Guarantee. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement to Owner to enter into the EPC Agreement, Guarantor, as a primary obligor and not merely as surety, hereby, unconditionally, absolutely and irrevocably guarantees to Owner, the performance of all terms and obligations (including any payment obligations) of Contractor under the EPC Agreement, that may at any time hereafter be owed to Owner under the EPC Agreement, and any extensions, renewals or modifications thereof, and further guarantees to Owner, and agrees to indemnify Owner in respect of, the timely payment in full in cash of all reasonable costs and expenses incurred by Owner in enforcing payment of any obligations owed hereunder or the terms hereof, including, without limitation, reasonable fees and expenses of legal counsel (the “Guaranteed Obligations”). Nothing herein shall be construed to increase Guarantor’s obligations beyond those owed by Contractor under the EPC Agreement.
2.2    Guaranteed Obligations.
(a)    Owner shall be entitled to make demand upon Guarantor at any time, and from time to time, upon the incurrence of any Guaranteed Obligation becoming due pursuant to, and in accordance with, the EPC Agreement. Any demand by Owner shall be made in writing to Guarantor and shall describe the nature and the amount of the applicable Guaranteed Obligation.
(b)    All payments made by Guarantor pursuant to Sections 2.1 and 2.2(a) shall be made directly to the bank account specified by Owner in the demand referred to in Section 2.2(a) hereof, not later than thirty (30) days after Owner’s delivery of such demand.
(c)    Nothing in this Guarantee shall in any way limit the right of Owner to exercise any rights and remedies available to it under the EPC Agreement.
2.3    Guaranteed Obligations Absolute and Unconditional.
(a)    Without limiting Contractor’s rights, remedies and defenses under the EPC Agreement, the obligations of Guarantor hereunder are primary obligations of Guarantor and are an absolute, unconditional, continuing and irrevocable guarantee of the Guaranteed Obligations and not of collectability, and are in no way conditioned on or contingent upon any attempt to enforce in whole or in part Contractor’s or any other Person’s liabilities and
Contractor Parent Agreement

obligations to Owner. Each failure by Guarantor to pay or perform any portion of the Guaranteed Obligations shall give rise to a separate cause of action herewith, and separate suits may be brought hereunder as each cause of action arises.
(b)    Owner may, at any time and from time to time without the consent of or notice to Guarantor, except such notice as may be required by this Guarantee, the EPC Agreement or any Applicable Law which cannot be waived, without incurring responsibility to Guarantor, without affecting, impairing or releasing the obligations of Guarantor hereunder, upon any terms or conditions and in whole or in part:
(i)    change the manner, place and terms of payment or performance of, or renew or alter, any portion of the Guaranteed Obligations, or any obligations and liabilities (including any of those hereunder) incurred in respect thereof or hereof, or in any manner modify, amend or supplement the terms of the EPC Agreement or any documents, instruments or agreements executed in connection therewith as allowed under the EPC Agreement, and the guarantees herein made shall apply to the Guaranteed Obligations or such other obligations as changed, extended, renewed, modified, amended, supplemented or altered in any manner;
(ii)    exercise or refrain from exercising any rights against Contractor or others (including any guarantor of any part of the Guaranteed Obligations);
(iii)    add or release any other guarantors from its obligations;
(iv)    settle or compromise any Guaranteed Obligations or any obligations and liabilities (including any of those hereunder) incurred in respect thereof or hereof in a commercially reasonable manner, and subordinate the payment or performance of all or any part thereof to the payment or performance of any obligations and liabilities which may be due to Owner or others;
(v)    apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of Contractor to Owner under the EPC Agreement in the manner provided therein regardless of what obligations and liabilities remain unpaid;
(vi)    consent to or waive any breach of, or any act, omission or default under, the EPC Agreement or otherwise amend, modify or supplement the EPC Agreement as allowed under the EPC Agreement; and/or
(vii)    act or fail to act in any manner referred to in this Guarantee which may deprive Guarantor of its right to subrogation against Contractor to recover full indemnity for any payments made pursuant to this Guarantee or of its right of contribution against any other party.
(c)    This is a continuing guarantee and all Guaranteed Obligations to which this Guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. In the event that, notwithstanding the provisions of Section 2.3(a) above, this Guarantee shall be deemed revocable in accordance with any
Contractor Parent Agreement

Applicable Law, then any such revocation shall become effective only upon receipt by Owner of written notice of revocation signed by Guarantor and in accordance with such Applicable Law. To the extent permitted by any Applicable Law, no revocation hereof shall affect, in any manner, rights arising under this Guarantee with respect to the Guaranteed Obligations (i) arising prior to receipt by Owner of written notice of such revocation or (ii) arising as a result of a breach under the EPC Agreement occurring by reason of the revocation of this Guarantee or the breach by Guarantor of its obligations hereunder.
2.4    Limitation on Amount Guaranteed. Anything contained in this Guarantee to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of Guarantor under this Guarantee, such obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1    Guarantor Representations and Warranties. Guarantor makes the following representations and warranties to and in favor of Owner, as of the date hereof. All of the following representations and warranties shall survive until all applicable statutes of limitation (including any extensions thereof) have expired or this Guarantee has terminated.
(a)    Guarantor (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delware and (ii) is duly qualified, authorized to do business and in good standing in each other jurisdiction where the character of its properties or thenature of its activities makes such qualification necessary. Guarantor has all requisite power to carry on its business as now being conducted and as proposed to be conducted by it, and has the requisite power and authority to execute, deliver and perform this Guarantee.
(b)    Guarantor has duly authorized, executed and delivered this Guarantee, and neither Guarantor’s execution and delivery of this Guarantee nor its compliance with the terms hereof (i) conflicts with or constitutes a default under or results in the violation of (A) any Applicable Law applicable to or binding on Guarantor or any of its properties, except any of the foregoing that could not reasonably be expected to result in a material adverse effect on the ability of Guarantor to meet its obligations under this Guarantee, or (B) the provisions of the organizational documents of Guarantor; (ii) constitutes a default under or results in the violation of the provisions of any indenture, mortgage, deed of trust, or agreement or other instrument, in each case, to which Guarantor is a party or by which it or any of its properties or assets is bound (except such default or violation which could not reasonably be expected to result in a material adverse effect on the ability of Guarantor to meet its obligations under this Guarantee); (iii) results in or requires the creation or imposition of (or the obligation to create or impose) any lien upon any of its property or assets except such as could not reasonably be
Contractor Parent Agreement

expected to result in a material adverse effect on the ability of Guarantor to meet its obligations under this Guarantee; or (iv) results in the acceleration of any of its debt or obligations, except such as could not reasonably be expected to result in a material adverse effect on the ability of Guarantor to meet its obligations under this Guarantee. The execution, delivery and performance by Guarantor of this Guarantee does not require the approval or consent of any holder or trustee of any debt or other obligations of Guarantor which has not been obtained, except any such approval or consent that could be obtained when needed or if the lack of such approval or consent could not reasonably be expected to result in a material adverse effect on the ability of Guarantor to meet its obligations under this Guarantee.
(c)    This Guarantee is a legal, valid and binding obligation of Guarantor under the laws of the State of Texas, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equitable principles.
ARTICLE IV
WAIVER; SUBROGATION; ETC.
4.1    Taxes. Except as otherwise required by Applicable Law, each payment required to be made by Guarantor hereunder shall be made without deduction or withholding for or on account of Taxes (other than Excluded Taxes) and shall not be less than the amounts otherwise specified to be paid under this Guarantee. If any deduction or withholding is required by Applicable Law, Guarantor shall, upon notice thereof from Owner, pay the amount required to be deducted or withheld to the appropriate authorities in accordance with Applicable Law and in the case of any such deduction or withholding, forthwith pay to Owner such additional amount as may be necessary to ensure that the net amount actually received by Owner is free and clear of such Taxes (other than Excluded Taxes) including any Taxes (other than Excluded Taxes) on such additional amount, and is equal to the amount that the Owner would have received had there been no such deduction or withholding.
4.2    Waiver. Guarantor hereby unconditionally and irrevocably waives, relinquishes and agrees not to assert or take advantage of the following rights or remedies:
(a)    any right to require Owner to proceed against Contractor or any other Person or to pursue any other remedy in Owner’s power before proceeding against Guarantor;
(b)    any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of Guarantor, Contractor or any other Person or the failure of Owner to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of Contractor or any other Person;
(c)    promptness, diligence, demand, presentment, protest and notice of any kind (except as specifically required pursuant to this Guarantee, the EPC Agreement or any Applicable Law which cannot be waived) including notice of the existence, creation or
Contractor Parent Agreement

incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Contractor or Owner;
(d)    any defense based upon an election of remedies by Owner, including an election to proceed by non-judicial rather than judicial foreclosure, and any defense based upon an election of remedies by Owner;
(e)    any defense based on any offset against any amounts which may be owed by any Person to Guarantor for any reason whatsoever, other than any offset to which Contractor is entitled under the EPC Agreement;
(f)    any defense based on any failure to act, delay or omission whatsoever on the part of Contractor or any of its Affiliates or the failure by Contractor or any of its Affiliates to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the EPC Agreement;
(g)    any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;
(h)    any defense, setoff or counterclaim which may at any time be available to or asserted by Contractor or any of its Affiliates against Owner or any other Person under the EPC Agreement based on or related to the bankruptcy or insolvency of Contractor or any of its Affiliates;
(i)    any defense based on any change in the time, manner or place of any payment or performance under, or in any other term of, the EPC Agreement, or any other amendment or waiver of or any consent or departure from the terms of the EPC Agreement as allowed under the EPC Agreement;
(j)    any right to assert the bankruptcy or insolvency of Contractor or any other Person as a defense hereunder or as the basis for rescission hereof and any defense arising because of Owner’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code; and
(k)    any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.
4.3    Subrogation.
(a)    Guarantor shall not exercise any right of subrogation or enforce any remedy which Owner now may have or may hereafter have against Contractor until all of the Guaranteed Obligations are satisfied, and
(b)    Guarantor shall not enforce any claim, right or remedy which Guarantor may now have or may hereafter acquire against Contractor that arises hereunder,
Contractor Parent Agreement

from the existence or enforcement of this Guarantee or from the performance by Guarantor hereunder (including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Owner against Contractor), whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise until all of the Guaranteed Obligations are satisfied.
4.4    Reinstatement. This Guarantee and the obligations of Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, if and to the extent that for any reason any payment by or on behalf of Guarantor in respect of any portion of the Guaranteed Obligations is rescinded or otherwise restored to Guarantor or Contractor, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, in each case as if such payment had not been made, and Guarantor agrees that it will indemnify Owner and its respective successors and assigns, on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by Owner and its respective successors and assigns in connection with any such rescission or restoration.
4.5    Termination. This Guarantee shall terminate upon the date on which all Guaranteed Obligations have been satisfied. Owner shall provide such acknowledgements reasonably requested by Guarantor acknowledging such termination.
ARTICLE V
MISCELLANEOUS
5.1    Successions or Assignments.
(a)    This Guarantee shall inure to the benefit of the successors or permitted assigns of Owner who shall have, to the extent of their interest, the rights of Owner hereunder.
(b)    This Guarantee is binding upon Guarantor and its successors and permitted assigns. Guarantor may not assign any of its obligations hereunder without the prior written consent of Owner in its sole discretion (and any purported assignment in violation of this Section shall be void).
(c)    Owner may, without notice, but only in connection with an assignment of the EPC Agreement pursuant to Article 13 of the EPC Agreement, assign this Guarantee in whole or in part, and no assignment of this Guarantee or assignment or transfer of the EPC Agreement shall operate to extinguish or diminish the liability of Guarantor hereunder.
5.2    Other Waivers.
(a)    No partial or single exercise on the part of Owner of any of its rights hereunder or in connection herewith, with or without notice to Guarantor or any other Person, shall constitute a waiver of any rights or shall affect or impair this Guarantee.
(b)    OWNER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY WITH
Contractor Parent Agreement

RESPECT TO ANY MATTER ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF OWNER OR GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR OWNER TO ACCEPT THIS GUARANTEE AND ENTER INTO THE EPC AGREEMENT.
(c)    Guarantor hereby irrevocably waives, to the extent it may do so under Applicable Law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against Guarantor for specific performance of this Guarantee by Owner or for its benefit by a receiver, custodian or trustee appointed for Guarantor or in respect of all or a substantial part of its assets under the bankruptcy or insolvency laws of any jurisdiction to which Guarantor or its respective assets are subject.
5.3    Headings. Paragraph headings and a table of contents have been inserted in this Guarantee as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Guarantee and shall not be used in the interpretation of any provision of this Guarantee.
5.4    Remedies Cumulative. Each and every right and remedy of Owner hereunder shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any Agreement, or now or hereafter existing at law or in equity.
5.5    Severability. In case any one or more of the provisions contained in this Guarantee should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
5.6    Amendments. Notwithstanding anything to the contrary herein, this Guarantee may be amended, waived or otherwise modified only with the written consent of the parties hereto and otherwise in accordance with the EPC Agreement.
5.7    Jurisdiction. Guarantor agrees that any legal action or proceeding against Guarantor or with respect to or arising out of this Guarantee may be referred to arbitration in accordance with the following procedures:
(a)    The seat of arbitration shall be San Francisco, California;
(b)    The arbitration shall be administered by the AAA in accordance with the Rules (except to the extent modified herein). There shall be three (3) arbitrators: (A) claimant shall appoint an arbitrator in its demand for arbitration, (B) respondent shall appoint an arbitratorwithin twenty (20) days after receipt of a copy of the demand, and (C) within fifteen (15) days after the appointment of the second arbitrator, the two (2) arbitrators appointed by the Parties shallselect a third arbitrator who shall serve as chair of the arbitral tribunal. Any arbitrator not timely appointed shall be appointed by the AAA using the listing
Contractor Parent Agreement

ranking and striking procedures in the Rules, with each Party being given three (3) strikes. When acting as appointing authority under this Section 5.7, the AAA shall endeavor to appoint as each arbitrator (including any chair) an attorney who has experience with and is knowledgeable regarding the engineering, procurement and construction industry;
The arbitral tribunal shall have no authority or power to enter an award which is in conflict with governing law. The award shall be in writing and shall contain the reasons on which it is based. The award of the arbitral tribunal shall be final and binding on the Parties and may be challenged only on the grounds set forth on the Federal Arbitration Act, 9 U.S.C. § 1 et seq. Any award may be enforced or confirmed in any court of competent jurisdiction; and
The fees and expenses of the arbitration panel and the AAA shall be borne equally by Owner and Guarantor and each Party shall bear its own legal expenses.
5.8    Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF TEXAS, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND WITHOUT REFERENCE TO CONFLICTS OF LAWS.
5.9    Integration of Terms. This Guarantee and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Guarantee and any such agreement, document or instrument, the terms, conditions and provisions of this Guarantee shall prevail.
5.10    Notices. All notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall be effective if given in accordance with the provisions of Article 15 of the EPC Agreement. Notices to Guarantor may be given at the following address (or such other address as notified by Guarantor to Owner in writing):

If to Guarantor:	SEC Holdings Group, LLC
2034 Hamilton Place Blvd., 4th Floor Chattanooga, Tennessee 37421 Attention: Peter Jonna; Hakob Grigoryan Email: pjonna@oaktreecapital.com; hgigoryan@oaktreecapital.com

Contractor Parent Agreement

If to Owner:	SE Aragorn, LLC
c/o SB Energy 1 Circle Star Way San Carlos, CA 94070 Attention: Gianluca Signorelli Email: gianluca@sbenergy.com and legalus@sbenergy.com
5.11    Interest; Collection Expenses. If any amounts required to be paid by Guarantor under this Guarantee remain unpaid after such amounts are due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at the Default Rate (or the maximum rate permitted by Applicable Law, whichever is less); provided, however, that Guarantor shall have no obligation to pay such interest in duplication of any interest that has accrued on such unpaid Guaranteed Obligations. Owner shall give notice to Guarantor that such fees or other amounts remain unpaid after same are due, but the failure to give such notice shall not affect either the accrual of interest on such amounts at the Default Rate (or the maximum rate permitted by Applicable Law, whichever is less) nor the Guarantor’s obligation to pay such amounts and such interest.
5.12    Counterparts. This Guarantee may be executed in one or more counterparts and by facsimile or electronic signature and when signed by all of the parties listed below shall constitute a single binding agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Contractor Parent Agreement

Owner:

SE Aragorn, LLC, a Delaware limited liability company

By:
Name:
Title:

Guarantor:

SEC Holdings Group, LLC, a Delaware limited liability company

By:
Name:
Title: